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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation in this Form 8-K/A of our report dated March 3, 1997.


ARTHUR ANDERSEN LLP

Chicago, Illinois
March 3, 1997


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